EXHIBIT 99.2:

CERTIFICATION OF CHIEF FINANCIAL OFFICER OF JUNIATA VALLEY FINANCIAL CORP. PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Quarterly Report on Form 10-Q, that:

o the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

o the information contained in the report fairly presents, in all material respects, the company's financial condition and results of operation.


-----------------------------------
Linda L. Engle, Executive VP & CFO


Dated:
        ---------------------------